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Uber Technologies, Inc.

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Explanatory Note

The following is a presentation that Uber Technologies, Inc. (the “Company”) intends to use in meetings with stockholders. The Company may in the future send or give the same or substantially similar communications, or use selected portions of the following communication, from time to time in meetings with stockholders.

2026 Annual Meeting Stockholder Engagement May 4, 2026 Uber 2026 Proxy Statement and Notice of Annual Meeting of Stockholders

2026 Annual Meeting Stockholder Engagement 2 2026 Annual meeting of stockholders Uber appreciates your investment and requests your support at our May 4 Annual Meeting Voting Agenda Board’s recommendation Proxy reference Election of directors ✔ FOR p. 20 Advisory vote to approve 2025 named executive officers (NEOs) compensation (the “say-on-pay vote”) ✔ FOR p. 40 Advisory Vote to Approve the Frequency of Future Advisory Say-on-Pay Votes ✔ FOR ANNUAL VOTE p. 41 Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026 ✔ FOR p. 83

3 Experienced board continues to guide our growth 2026 Annual Meeting Stockholder Engagement Note: This reflects the Board members who are nominees for re-election at the 2026 Annual Meeting of Stockholders Ronald Sugar (Chair) Former Chairman & CEO, Northrop Grumman Committees: Nominating and Governance (Chair); Compensation Revathi Advaithi CEO, Flex Ltd. Committees: Audit Ursula Burns Co-Founder, Integrum Holdings LP: Former Chairman and CEO, VEON Ltd. Committees: Audit; Nominating and Governance Robert Eckert Operating Partner, FFL Partners LLC; Former CEO, Mattel Committees: Nominating and Governance; Compensation (Chair) Amanda Ginsberg Operating Partner, Advent International, L.P.; Former CEO, Match Group, Inc. Committees: Nominating and Governance, Compensation Dara Khosrowshahi CEO, Uber Technologies, Inc. Committees: None John Thain Founding Partner, Pine Island Capital Partners LLC; Former Chairman and CEO, CIT Group Committees: Audit (Chair) Alexander Wynaendts Former CEO and Chairman, Aegon NV Committees: Audit Turqi Alnowaiser Deputy Governor and Head of International Investments Division, The Public Investment Fund Committees: Audit Nikesh Arora Chairman and CEO, Palo Alto Networks, Inc. Committees: Nominating and Governance; Compensation

Director skills, experience & background

Skills, Experience & Background

	Advaithi	Alnowaiser	Arora	Burns	Eckert	Ginsberg	Khosrowshahi	Sugar	Thain	Wynaendts	Total
Consumer and Digital Experience Background in the development and improvement of consumer experiences with a company's products, services, and brand, including through a digital interface.			●	●	●	●	●	●		●	7
Financial Expertise Knowledge of financial markets, financing operations and accounting, and financial reporting processes.	●	●	●	●	●	●	●	●	●	●	10
Global Company Leadership Leadership experiences on public company boards or as chief executive officer or operating executive at organizations that operate on a global scale and face significant competition, utilize technology, or have other rapidly evolving business models.	●	●	●	●	●	●	●	●	●	●	10
Government, Policy, and Regulatory Experience Experience navigating a complex legal and regulatory landscape worldwide.		●		●	●			●	●	●	6
Innovation and High-Growth Experience Experience in identifying and developing emerging products, technologies, and business models, and generating disruptive innovation.	●	●	●	●		●	●	●		●	8
Sustainability and Human Capital Management Experience in corporate responsibility, human capital management, and managing sustainability initiatives.	●		●	●	●	●	●	●	●	●	9
Technology and Cybersecurity Experience Experience with technology, information security, and data privacy.	●		●			●	●	●	●		6

Demographics

Three of our director nominees are women, two are of South Asian descent, one is of Black/African American descent, and two are of Middle Eastern/North African descent.

Demographics



5.9
Avg. years of tenure

Board Tenure*

- 8 ≥ 5 Years
- 1 2-5 Years
- 1 0-2 Years



90%
Independent

Board Independence

- 9 Independent
- 1 Non-independent



63
Avg. independent director age**

Director Age*

- 4 66+ Years
- 4 56-65 Years
- 1 45-55 Years

*Board tenure and age measured as of March 23, 2026

**Does not include Mr. Khosrowshahi, 56, as he is not an independent director

Uber | 2026 Annual Meeting Stockholder Engagement

4

5 Executive compensation is performance-based and transparent 2026 Annual Meeting Stockholder Engagement 2025 Incentive Structure 2025 PRSU Structure 2025 Bonus Structure 70% - 130% Relative TSR Modifier 50% - 150% Individual Performance Modifier 2025 Program Highlights Financial and Strategic Measures: • 40% - Adjusted EBITDA Margin (annual)* • 40% - Gross Bookings Growth (3 yr. avg) • 20% - Strategic Goals (end of 3-yrs.) ○ 10% - Electrification ○ 10% - Safety Improvement 3-yr. relative TSR modifier (70%-130%) Financial and Strategic results are multiplied by a relative TSR modifier Vesting schedule: 3 yr. cliff Max program payout: 150% * Adjusted EBITDA as a percentage of Gross Bookings Financial (60%) • 20% - Adjusted EBITDA • 20% - Adjusted EBITDA Less SBC • 20% - Gross Bookings Strategic & Operational Priorities (40%) • 5 equally weighted metrics (each 8%) Individual Modifier (50%-150%) • Results of Company goals may be adjusted by an individual modifier based on a mixture of quantitative and qualitative goals Max program payout: 200% ● 96% of CEO compensation and on average 93% of NEO compensation variable based on performance and at risk ● 55% of CEO annual equity was in the form of PRSUs (50% for CFO, and at least one-third for other NEOs); CEO continues to receive a mix of options and time-based RSUs instead of all time-based RSUs ● Continued to take stockholder growth and profitability expectations into consideration when setting financial goals, including continuing to incorporate stock-based compensation (SBC) expense ● Added autonomous vehicle (AVs) goals in our 2025 annual bonus program related to increasing AVs on the Uber platform

2026 Annual Meeting Stockholder Engagement 6 Looking Ahead to 2026 - Compensation Program Enhancements Moving to three-year goals across all PRSU metrics ● Focusing on sustained, long-term profitability and growth ● Eliminated one-year Adj. EBITDA Margin goals from 2026 PRSUs ● Replaced with a three-year Non-GAAP Operating Income growth metric Simplification of long-term incentive program ● 2026 PRSUs subject to only three distinct performance metrics and relative TSR modifier ● 90% of 2026 PRSUs tied to financial performance Efficient share utilization and declined to use the evergreen feature ● Historically, Evergreen feature automatically replenished equity plan share reserve annually ● Declined to utilize evergreen feature this year, do not intend to use in future ● Partially in response to stockholder feedback and due to our efficient share utilization Commitment to growth and profitability ● Added Non-GAAP EPS to Annual Cash Bonus Plan, replacing Adj. EBITDA and Adj. EBITDA less SBC ● Added Non-GAAP Operating Income growth to 2026 PRSUs, replacing Adj. EBITDA Margin Evergreen Feature Incentive Plan Structure and Goal

7 Forward-looking statements 2026 Annual Meeting Stockholder Engagement This presentation may contain forward-looking statements regarding our future business expectations, which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward- looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: competition, managing our growth, financial performance, investments in new products or offerings, our ability to attract drivers, consumers and other partners to our platform, our brand and reputation and other legal and regulatory developments and proceedings, particularly with respect to our relationships with drivers and couriers and the impact of the global economy, including rising inflation and interest rates. In addition, other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the year ended December 31, 2025 and subsequent, quarterly reports and other filings filed with the Securities and Exchange Commission from time to time. All information provided in this presentation is as of the date hereof and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of such date. We undertake no duty to update this information unless required by law.